SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934
                        Date of Report :September 2, 2001

                         Commission File Number 0-24093

                              REDNECK FOODS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                  58-2035983
     ------------------------                   ------------------------
     (State of Incorporation)                   (I.R.S. Employer ID No.)

               1605 Stoner Avenue, Suite 3, Los Angeles, CA 90025

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                 (Address of Principal Executive Offices) (Zip)

                                 (310) 207-9881
                               ------------------
                  (Registrant's telephone, including area code)


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ITEM  2: ACQUISITIONS:
---------------------

Redneck Foods, Inc. (OTC: RDNK) announced today that the company had acquired the Love's BBQ chain. Under the terms of the acquisition agreement, Redneck will purchase Love's for a combination of stock and notes.

In return, Redneck will receive all the outstanding common stock of Custom Food Franchise Group, Inc. and Mission Valley Love's BBQ, Inc. Custom Food Franchise Group, Inc. is the operator and franchisor of the Love's chain of restaurants. Mission Valley Love's BBQ, Inc. is a Love's restaurant operating in San Diego, CA.

Redneck acquired the franchisor of the Love's BBQ chain, a company operated Love's restaurant in San Diego, CA and a Nevada corporation, Love's BBQ Reno,
Inc., established to operate a Love's restaurant in Reno, NV. Redneck President and CEO, William E. Eskew, was the majority shareholder in the acquired companies, with other members of his family owning the balance of the shares. The financial details of the acquisition of Love's BBQ Chain (Custom Food Franchise Group, Inc., Mission Valley BBQ, Inc., and Love's Reno BBQ, Inc.).

Redneck will receive all the outstanding shares of Custom Food Franchise Group, Inc., Mission Valley Love's BBQ, Inc. and Love's BBQ Reno, Inc. In consideration, Redneck will pay:

          (1)  $666,150  in  a  one  year  promissory  note paying 10% interest.

          (2) assumption of a promissory note of $133,850. The new note has a term of one year and pays 10% interest.

          (3)  4,000,000  shares  of  Redneck  common  stock.

Interest on the promissory notes will be paid at the end of the loan term. The promissory note ,(2) above, assumed by Redneck was originally a Custom Food Franchise Group, Inc promissory note for $140,000 payable to Judith Eskew, wife of Redneck President and CEO, William E. Eskew. The original note came due on October 1, 2001 and paid interest of 10%. Custom Food Franchise Group, Inc. had repaid $6,150 of principal prior to the acquisition by Redneck Foods, Inc. The original Custom Food Franchise Group, Inc. note was cancelled with the execution of the Redneck Food, Inc. promissory note for $133,850.

The promissory note in (1) above will be made in favor of William E. Eskew, President and CEO of Redneck Foods, Inc.

Redneck President and CEO William E. Eskew, did not participate in the evaluation and determination of the price of Custom Food Franchise Group, Inc., Mission Valley Love's BBQ, Inc. and Love's BBQ, Reno, Inc. The other Directors of the company performed the evaluation and determination of the price.


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The Love's chain is comprised of 11 midscale BBQ restaurants located in Southern
California, Nevada, New York and Indonesia. Sales of the chain were in excess of $9,000,000 in 2000.



This current report may contain forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the Company's products and restaurants, product demand, competition and other risks and uncertainties detailed from time to time in the Company's periodic reports, including Quarterly reports on Form 10-Q and Annual Reports on Form 10-K.




                                   SIGNATURES
                                -----------------

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              REDNECK  FOODS,  INC.

     Date:  September 2, 2001

                                              /s/  William  E.  Eskew,  CEO
                                              -----------------------------
                                                   William  E.  Eskew,  CEO


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